UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Loomis Sayles Full Discretion Institutional Securitized Fund

ANNUAL REPORT

OCTOBER 31, 2020

Table of Contents

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund files its complete schedule of portfolio holdings with the SEC (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-343-2029; and (ii) on the Commission’s website at http://www.sec.gov.

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Portfolio Objective

The investment objective of the Loomis Sayles Full Discretion Institutional Securitized Fund (the fund) is to provide current income and the potential for total return. The Manager seeks to achieve this objective through a diversified credit exposure to securitized assets, including asset-backed securities (ABS), commercial mortgage- backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS), and collateralized loan obligations (CLOs).

In purchasing securities for the fund, the Manager uses a fundamental, top-down approach to evaluate sectors in the securitized market to make sector and capital structure allocation decisions. The Manager utilizes a bottom- up approach for individual security selection that is focused on the risk/return profile of each security.

Market Review

Financial markets have experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding COVID-19. The bulk of the market disruption occurred in February and March, when governments around the world attempted to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing sell-off, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the Fed Funds Rate to zero and reinstituting Quantitative Easing through the purchases of Treasurys and mortgage-backed securities. They revived lending facilities last used in 2008, such as the TALF, which is a funding backdrop for certain securitization markets. They even established facilities never used before, such as the Corporate Credit Facilities which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late-March onward.

Reasons to remain cautious have included trade policy uncertainties, central bank expectations, geopolitical tensions, pandemic related economic impacts (including approvals of a vaccination), and election cycle outcomes in terms of the state of the economy. With the coronavirus continuing to spread and disrupt markets, the Fed has taken many additional measures to keep the economy afloat such as buying investment grade corporate bonds with the intent of providing a safety net to corporations and their employees by purchasing the bonds they issue. In general, the Fed has provided less support for securitized sectors targeted by the fund. In equity markets, stocks declined in the month of September and continued their descent in October especially due to market activity at the end of the month. Amidst growing concern from a spike in COVID cases and investor uncertainty about the presidential race and Senate election, there was a large stock selloff at the end of October that changed the complexion of overall gains and losses for the month.

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Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

As the electoral college recently solidified the victory of president-elect Joe Biden, he will be assuming office in January and one of his campaign promises was reversing the the Trump tax cuts for corporations, so it remains to be seen if this impacts the current assistance measures the Fed is providing Furthermore, multiple pharmaceutical and biotech companies confirmed they would soon disperse their COVID-19 vaccine in the coming weeks (while awaiting FDA approval) and verified as well the vaccinations having close to a 95% effective rate. However, besides congress continuing to work on a second stimulus package to boost the economy, a major upside risk is that the virus could recede or is defeated by a vaccine, allowing full economic reopening.

Portfolio Performance Discussion

The ICE BofA Merrill Lynch ABS & CMBS Index (the index), a broad measure of the securitized credit market, posted a total return of +3.73% and a negative return of -1.00% over duration-matched Treasurys for the year ended October 31, 2020. Over the same time period, the fund generated a return of -3.00%, trailing its benchmark by 673 basis points.

	CUMULATIVE		AVERAGE ANNUALIZED RETURN
	TOTAL RETURN
	3 MONTH	YTD	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
FUND	2.63%	-3.09%	-3.00%	2.55%	4.36%	7.13%
INDEX	0.64%	3.98%	3.73%	3.88%	3.34%	3.21%

Performance data shown represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. Performance for multi-year periods is annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The fund’s inception date is 12/15/2011.

All indexes are unmanaged and do not incur fees. You may not invest directly in an index.

Sector allocation was additive to relative performance. Security selection and yield curve positioning were both detractors from excess return for the period.

Securitized credit markets - including RMBS, ABS, CMBS, and CLOs - posted solid total returns thanks to the rally in the second half of the period. However at the fund level, CMBS and ABS underperformed duration matched Treasurys by 1,812bps and 1,078bps respectively while RMBS and CLO’s outperformed duration matched Treasurys by 25bps and 239bps respectively. Additionally, the fund underperformed its benchmark by 673bps for the time period of October 2019 to October 2020. The allocation within RMBS was additive to performance, specifically single family rentals contributed the most relative to the benchmark as spreads tightened. Security selection within Single Family Rentals also contributed to the positive relative return of RMBS. However, the account’s CMBS holdings were significantly outperformed by 984bps from an absolute return standpoint by those in

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Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

the benchmark, making it the second largest detractor to relative return along with ABS, leading to significant underperformance of the benchmark.

The fund’s effective duration as of October 31, 2020 was 2.77, approximately 0.55 years shorter than that of the index.

Outlook

Our expectation is for a gradual but uneven economic recovery supported by an accommodative Fed, eventual fiscal stimulus and more medical breakthroughs in treating/preventing COVID-19 infections. However, risks persist in the near term. For example, increasing hospitalization rates could lead to more lock downs, there could be delays in vaccine distribution and divided government could continue to delay a necessary stimulus, which could create additional strain on the consumer and a prolonged recovery.

The securitized credit market is currently bifurcated. Benchmark risk assets have rallied sharply, in line with broader markets, on the news of an effective vaccine. However, we believe these assets still offer compelling carry and lower duration relative to corporates. In a tight spread environment, this carry (for the rating and risk) is attractive in our view. Away from benchmark risk assets, there are areas where the market remains dislocated – specifically transportation related ABS and commercial real estate. These areas can potentially offer significant upside and we believe that the downside in pricing is largely contained, particularly if we continue to see sustained improvement in the treatment of COVID-19, allowing for increased population mobility (business and leisure travel). Our views by sector are as follows below.

In consumer ABS, fundamentals have remained stable throughout 2020, even with high unemployment, as fiscal stimulus was a strong backstop for the consumer. Nevertheless, we are cautious on fundamentals going forward, as we expect to see declines in collateral performance as benefits from the initial stimulus wear off. Given the better than expected collateral performance to date, spreads have reacted with continued tightening over the quarter with strong demand in the new issue market. Despite the tightening the sector’s short duration, attractive carry and lower volatility can make it an attractive alternative to corporate credit in this environment. Lastly, while we are not currently seeing signs of a stressed consumer, should this change, we believe that structures remain strong with high levels of credit support, which should help mute the overall impact.

Commercial ABS fundamentals are challenging because of the economic impact of COVID-19. Sponsors in the rental car and timeshare sectors have taken on corporate leverage to mitigate the liquidity impact of lost revenue, which has resulted in ratings downgrades at the corporate level and higher spreads. While asset performance has been stable, we favor top tier sponsors. Within the aviation sector, the lack of financing available to mid and

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Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

low-tier airlines has severely impacted their ability to ride out the crisis in air travel. Many airlines are struggling to make base rent payments, throwing senior ABS bonds off schedule and creating deficiencies in maintenance reserves. Within the restaurant industry, performance has been mixed with quick service restaurants outperforming fast casual and dine-in concepts. Those with strong drive thru, delivery and carryout platforms are best positioned to maintain securitization cash flow. Within the container leasing sector, fundamentals are improving as shipping lines benefit from the shift in spending from services to goods.

In the CLO market, spreads have tightened across the stack, retracing much of the widening seen earlier in the year. With prices at the top of the stack very close to par, the opportunity for further price appreciation is limited. However, we remain constructive on the carry potential and stable return profile provided in AAAs and Senior Mezzanine tranches. Further down the stack there is still room for price appreciation and we continue to find interesting opportunities. We remain concerned about tail risks in the loan market, but we are confident in the structural protections provided by CLOs.

Commercial real estate has been adversely impacted by the pandemic. Lock-downs, travel restrictions and social distancing have had a large negative impact on the retail and lodging sectors. Values are still down 8%+ (with hotels and shopping malls down as much as 25%) and are expected to remain at current levels through Q1 2021. Further improvements in 2021 will be impeded by the pandemic’s second wave and a slowing economy. While spreads have recovered to pre-crisis levels, scarcity (in new issue and secondary market) and strong investor demand should lead to modest tightening.

We remain fundamentally positive on the long term trends of US housing and US housing credit. We believe the implications of the pandemic provide a positive tailwind to this view. However, we have tempered our optimism somewhat in the face of reduced wage growth, high unemployment, and the exceptionally strong performance in 2020 YTD. However, while we do not envision a large drop in home prices, we do not view the current pace of appreciation as sustainable. Structurally we continue to expect longer term outperformance.

Outlook as presented in this material reflects subjective judgments and assumptions of the portfolio team and does not necessarily reflect the views of Loomis, Sayles & Company, L.P. There is no assurance that developments will transpire as stated. Opinions expressed will evolve as future events unfold.

Definition of Comparative Index

The ICE BofA US ABS & CMBS Index tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch)

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Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized and agency deals. Qualifying asset backed securities must have a fixed or floating rate coupon, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group greater than or equal to 10% of the original deal size and a minimum outstanding tranche size of $50 million for senior tranches and $10 million for mezzanine and subordinated tranches. Qualifying commercial mortgage backed securities must have a fixed coupon schedule, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group that is greater than or equal to 10% of the original deal size and at least $50 million current amount outstanding for senior tranches and $25 million current amount outstanding for mezzanine and subordinated tranches. Fixed-to-floating rate securities qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Floating rate securities are excluded.

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Growth of a $10,000 Investment (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

	TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2020*
	1 Year Return	3 Year Return	5 Year Return	Annualized Inception to Date**
Loomis Sayles Full Discretion Institutional Securitized Fund	-3.00%	2.55%	4.36%	7.13%
ICE BofA Merrill Lynch US ABS & CMBS Index	3.73%	3.88%	3.34%	3.21%

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The Fund commenced operations on December 15, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

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Portfolio of Investments — as of October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 57.8%

	Accelerated Assets, Series 2018-1, Class B
$791,350	4.510%, 12/02/33 (A)	$799,996

	Adams Outdoor Advertising, Series 2018-1, Class C
5,200,000	7.356%, 11/15/48 (A)	5,154,247

	AGL CLO, Series 2019-1A, Class D
850,000	4.068%, VAR ICE LIBOR USD 3 Month+3.850%, 10/20/32 (A)(B)	817,737

	AGL CLO, Series 2020-3A, Class D
2,100,000	3.537%, VAR ICE LIBOR USD 3 Month+3.300%, 01/15/33 (A)(B)	1,991,506

	AIG CLO, Series 2019-1A, Class E
1,000,000	6.668%, VAR ICE LIBOR USD 3 Month+6.450%, 01/20/32 (A)(B)	907,756

	Allegro CLO VI, Series 2018-2A, Class D
250,000	2.968%, VAR ICE LIBOR USD 3 Month+2.750%, 01/17/31 (A)(B)	222,246

	American Homes 4 Rent, Series 2014-SFR2, Class E
4,610,000	6.231%, 10/17/36 (A)	5,183,311

	American Homes 4 Rent, Series 2015-SFR1, Class F
3,966,000	5.885%, 04/17/52 (A)	4,333,806

	Apidos CLO XXXII, Series 2020-32A, Class D
315,000	3.718%, VAR ICE LIBOR USD 3 Month+3.500%, 01/20/33 (A)(B)	309,974

	Arbys Funding, Series 2020-1A, Class A2
413,963	3.237%, 07/30/50 (A)	422,726

	Atrium XV, Series 15A, Class D
845,000	3.209%, VAR ICE LIBOR USD 3 Month+3.000%, 01/23/31 (A)(B)	802,654

	Avid Automobile Receivables Trust, Series 2019-1, Class D
1,340,000	4.030%, 07/15/26 (A)	1,319,532

	Avis Budget Rental Car Funding AESOP, Series 2018-2A, Class C
850,000	4.950%, 03/20/25 (A)	889,451

	Avis Budget Rental Car Funding AESOP, Series 2019-2A, Class C
1,245,000	4.240%, 09/22/25 (A)	1,277,128

	Avis Budget Rental Car Funding AESOP, Series 2020-1A, Class B
725,000	2.680%, 08/20/26 (A)	727,838

	Avis Budget Rental Car Funding AESOP, Series 2020-2A, Class C
465,000	4.250%, 02/20/27 (A)	472,559

	Ballyrock CLO, Series 2018-1A, Class C
250,000	3.368%, VAR ICE LIBOR USD 3 Month+3.150%, 04/20/31 (A)(B)	234,105

	Barings CLO, Series 2018-2A, Class C
620,000	2.937%, VAR ICE LIBOR USD 3 Month+2.700%, 04/15/30 (A)(B)	571,530

	Battalion CLO XIV, Series 2019-14A, Class E
250,000	6.898%, VAR ICE LIBOR USD 3 Month+6.680%, 04/20/32 (A)(B)	231,725

	Bayview Opportunity Master Fund IVA Trust, Series 2017-SPL5, Class B3
1,400,000	4.150%, 06/28/57 (A) (B)	1,441,762

The accompanying notes are an intergral part of the financial statements.

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Portfolio of Investments — as of October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 57.8% (continued)

	Blackbird Capital Aircraft Lease Securitization, Series 2016-1A, Class B
$601,250	5.682%, 12/16/41 (A)	$407,641

	Business Jet Securities, Series 2019-1, Class A
2,683,947	4.212%, 07/15/34 (A)	2,706,846

	CAL Funding IV, Series 2020-1A, Class B
774,475	3.500%, 09/25/45 (A)	770,115

	CarVal CLO III, Series 2019-2A, Class D
1,550,000	3.918%, VAR ICE LIBOR USD 3 Month+3.700%, 07/20/32 (A)(B)	1,507,060

	CCG Receivables Trust, Series 2019-1, Class C
875,000	3.570%, 09/14/26 (A)	904,927

	CLI Funding VI, Series 2020-3A, Class B
1,050,000	3.300%, 10/18/45 (A)	1,047,692

	Coinstar Funding, Series 2017-1A, Class A2
5,804,475	5.216%, 04/25/47 (A)	5,514,609

	Corevest American Finance Trust, Series 2020-2, Class D
1,211,000	4.845%, 05/15/52 (A) (B)	1,249,418

	CoreVest American Finance Trust, Series 2017-1, Class D
1,715,000	4.358%, 10/15/49 (A)	1,744,169

	CoreVest American Finance Trust, Series 2019-1, Class E
575,000	5.489%, 03/15/52 (A)	594,530

	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B
258,350	5.103%, 05/25/35	260,831

	CSMC Trust, Series 2018-RPL8, Class A2
2,300,000	4.169%, 07/25/58 (A) (B)	2,298,782

	Diamond Resorts Owner Trust, Series 2017-1A, Class C
1,443,549	6.070%, 10/22/29 (A)	1,464,883

	Diamond Resorts Owner Trust, Series 2018-1, Class C
1,045,704	4.530%, 01/21/31 (A)	1,057,330

	Dryden Senior Loan Fund, Series 2018-45A, Class ER
575,000	6.087%, VAR ICE LIBOR USD 3 Month+5.850%, 10/15/30 (A)(B)	504,477

	Falcon Aerospace, Series 2017-1, Class A
1,024,311	4.581%, 02/15/42 (A)	966,248

	FAN Engine Securitization, Series 2013-1A, Class 1A
2,851,887	4.625%, 10/15/43 (A) (C) (D)	1,568,538

	First Investors Auto Owner Trust, Series 2019-2A, Class E
2,620,000	3.880%, 01/15/26 (A)	2,652,831

	FirstKey Homes Trust, Series 2020-SFR1, Class F2
2,305,000	4.284%, 09/17/25 (A)	2,334,472

	Galaxy XXIX CLO, Series 2018-29A, Class D
265,000	2.680%, VAR ICE LIBOR USD 3 Month+2.400%, 11/15/26 (A)(B)	253,858

The accompanying notes are an intergral part of the financial statements.

8  |

Portfolio of Investments — as of October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 57.8% (continued)

	Galaxy XXVI CLO, Series 2018-26A, Class E
$400,000	6.106%, VAR ICE LIBOR USD 3 Month+5.850%, 11/22/31 (A)(B)	$346,466

	GCA Holdings, Series 2014-1, Class C
2,096,723	6.000%, 01/05/30 (A) (C) (D)	725,781

	GCA Holdings, Series 2014-1, Class D
943,085	7.500%, 01/05/30 (A) (C) (D)	112,369

	GCA Holdings, Series 2014-1, Class E
3,160,000	0.654%, 01/05/30 (A) (C) (D)	—

	Genesis Sales Finance Master Trust, Series 2019-AA, Class B
1,000,000	5.420%, 08/20/23 (A)	1,004,036

	Gilbert Park CLO, Series 2017-1A, Class D
315,000	3.187%, VAR ICE LIBOR USD 3 Month+2.950%, 10/15/30 (A)(B)	296,233

	Global Container Assets, Series 2015-1A, Class B
488,102	4.500%, 02/05/30 (A) (C) (D)	420,568

	Harbor Park CLO, Series 2018-1A, Class D
400,000	3.118%, VAR ICE LIBOR USD 3 Month+2.900%, 01/20/31 (A)(B)	376,471

	Harbour Aircraft Investments, Series 2017-1, Class C
1,092,356	8.000%, 11/15/37 (C) (D)	436,942

	Hayfin Kingsland XI, Series 2019-2A, Class E
280,000	7.118%, VAR ICE LIBOR USD 3 Month+6.900%, 07/20/32 (A)(B)	248,438

	Hilton Grand Vacations Trust, Series 2018-AA, Class C
296,090	4.000%, 02/25/32 (A)	305,474

	Hilton Grand Vacations Trust, Series 2020-AA, Class C
291,868	6.420%, 02/25/39 (A)	318,996

	Horizon Aircraft Finance I, Series 2018-1, Class A
3,781,322	4.458%, 12/15/38 (A)	3,562,816

	Invitation Homes Trust, Series 2018-SFR2, Class E
4,700,000	2.148%, VAR ICE LIBOR USD 1 Month+2.000%, 06/17/37 (A)(B)	4,679,393

	Invitation Homes Trust, Series 2018-SFR3, Class E
3,130,000	2.147%, VAR ICE LIBOR USD 1 Month+2.000%, 07/17/37 (A)(B)	3,133,912

	Invitation Homes Trust, Series 2018-SFR1, Class E
2,062,718	2.147%, VAR ICE LIBOR USD 1 Month+2.000%, 03/17/37 (A)(B)	2,062,716

	Invitation Homes Trust, Series 2018-SFR2, Class F
2,323,456	2.398%, VAR ICE LIBOR USD 1 Month+2.250%, 06/17/37 (A)(B)	2,321,300

	Kestrel Aircraft Funding, Series 2018-1A, Class A
2,374,920	4.250%, 12/15/38 (A)	2,156,191

	Madison Park Funding XXI, Series 2019-21A, Class DR
1,000,000	7.797%, VAR ICE LIBOR USD 3 Month+7.560%, 10/15/32 (A) (B)	910,660

The accompanying notes are an intergral part of the financial statements.

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Portfolio of Investments — as of October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 57.8% (continued)

	MAPS, Series 2018-1A, Class B
$1,438,540	5.193%, 05/15/43 (A)	$867,672

	MVW, Series 2020-1A, Class D
473,660	7.140%, 10/20/37 (A)	492,720

	OCP CLO, Series 2017-8A, Class CR
1,690,000	3.018%, VAR ICE LIBOR USD 3 Month+2.800%, 04/17/27 (A)(B)	1,666,823

	OCP CLO, Series 2019-17A, Class E
1,000,000	6.878%, VAR ICE LIBOR USD 3 Month+6.660%, 07/20/32 (A)(B)	913,933

	Octagon Investment Partners, Series 2018-3A, Class E
280,000	5.968%, VAR ICE LIBOR USD 3 Month+5.750%, 10/20/30 (A)(B)	249,471

	OHA Credit Funding 3, Series 2019-3A, Class E1
560,000	5.218%, VAR ICE LIBOR USD 3 Month+5.000%, 07/20/32 (A)(B)	499,124

	OneMain Financial Issuance Trust, Series 2015-3A, Class C
1,000,000	5.820%, 11/20/28 (A)	1,001,880

	OneMain Financial Issuance Trust, Series 2018-1A, Class D
1,745,000	4.080%, 03/14/29 (A)	1,781,482

	OneMain Financial Issuance Trust, Series 2020-1A, Class C
2,565,000	5.810%, 05/14/32 (A)	2,773,482

	Orange Lake Timeshare Trust, Series 2019-A, Class D
1,879,945	4.930%, 04/09/38 (A)	1,850,015

	OZLM XXIII, Series 2019-23A, Class E
300,000	7.037%, VAR ICE LIBOR USD 3 Month+6.800%, 04/15/32 (A)(B)	265,968

	Palmer Square CLO, Series 2019-1A, Class C
1,000,000	4.015%, VAR ICE LIBOR USD 3 Month+3.750%, 11/14/32 (A)(B)	996,976

	Palmer Square CLO, Series 2019-1A, Class CR2
275,000	3.397%, VAR ICE LIBOR USD 3 Month+3.150%, 05/21/29 (A)(B)	253,990

	Pikes Peak CLO 1, Series 2018-1A, Class D
510,000	3.365%, VAR ICE LIBOR USD 3 Month+3.150%, 07/24/31 (A)(B)	478,765

	Pikes Peak CLO 3, Series 2019-3A, Class E
650,000	7.075%, VAR ICE LIBOR USD 3 Month+6.860%, 04/25/30 (A)(B)	610,224

	Pioneer Aircraft Finance, Series 2019-1, Class B
1,244,554	4.948%, 06/15/44 (A)	875,481

	Planet Fitness Master Issuer, Series 2018-1A, Class A2II
4,679,500	4.666%, 09/05/48 (A)	4,664,994

	Prestige Auto Receivables Trust, Series 2019-1A, Class E
1,415,000	3.900%, 05/15/26 (A)	1,437,938

	Prestige Auto Receivables Trust, Series 2020-1A, Class E
2,400,000	3.670%, 02/15/28 (A)	2,396,812

	Progress Residential Trust, Series 2020-SFR3, Class F
645,000	2.796%, 10/17/27 (A)	641,830

The accompanying notes are an intergral part of the financial statements.

10  |

Portfolio of Investments — as of October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 57.8% (continued)

	PRPM, Series 2020-2, Class A2
$685,000	5.000%, 08/25/25 (A)	$666,025

	PRPM, Series 2020-3, Class A2
640,000	5.071%, 09/25/25 (A)	639,531

	PRPM, Series 2020-4, Class A2
1,290,000	5.193%, 10/25/25 (A)	1,290,030

	PRPM, Series 2020-5, Class A2
1,695,000	5.437%, 11/25/25 (A)	1,694,958

	SCF Equipment Leasing, Series 2018-1A, Class C
3,485,000	4.210%, 04/20/27 (A)	3,565,021

	SCF Equipment Leasing, Series 2019-1A, Class E
2,783,188	5.490%, 04/20/30 (A)	2,693,774

	Sierra Timeshare Receivables Funding, Series 2020-2A, Class D
913,864	6.590%, 07/20/37 (A)	928,221

	S-Jets, Series 2017-1, Class A
322,172	3.967%, 08/15/42 (A)	297,778

	Springleaf Funding Trust, Series 2017-AA, Class C
700,000	3.860%, 07/15/30 (A)	700,729

	Textainer Marine Containers VII, Series 2020-1A, Class B
1,474,193	4.940%, 08/21/45 (A)	1,523,153

	THL Credit Wind River, Series 2018-3A, Class D
280,000	3.168%, VAR ICE LIBOR USD 3 Month+2.950%, 01/20/31 (A)(B)	250,877

	Tidewater Auto Receivables Trust, Series 2018-AA, Class D
660,000	4.300%, 11/15/24 (A)	678,018

	Towd Point Mortgage Trust, Series 2017-5, Class M2
640,000	1.649%, VAR ICE LIBOR USD 1 Month+1.500%, 02/25/57 (A)(B)	629,881

	Towd Point Mortgage Trust, Series 2018-4, Class A2
1,100,000	3.000%, 06/25/58 (A) (B)	1,143,898

	Towd Point Mortgage Trust, Series 2018-5, Class M1
505,000	3.250%, 07/25/58 (A) (B)	506,088

	Towd Point Mortgage Trust, Series 2019-2, Class M1
890,000	3.750%, 12/25/58 (A) (B)	945,242

	Towd Point Mortgage Trust, Series 2020-4, Class M1
2,300,000	2.875%, 10/25/60 (A)	2,294,978

	TRESTLES CLO II, Series 2018-2A, Class D
415,000	5.965%, VAR ICE LIBOR USD 3 Month+5.750%, 07/25/31 (A)(B)	348,488

	Tricon American Homes, Series 2020-SFR1, Class F
160,000	4.882%, 07/17/38 (A)	168,231

	Tricon American Homes Trust, Series 2017-SFR1, Class F
2,755,000	5.151%, 09/17/34 (A)	2,828,491

The accompanying notes are an intergral part of the financial statements.

|  11

Portfolio of Investments — as of October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 57.8% (continued)

	WAVE Trust, Series 2017-1A, Class B
$2,397,334	5.682%, 11/15/42 (A)	$1,828,961

	Welk Resorts, Series 2019-AA, Class D
592,946	4.030%, 06/15/38 (A)	598,639

	WFRBS Commercial Mortgage Trust, Series C4, Class E
1,680,000	5.221%, 06/15/44 (A) (B)	1,010,610

	WFRBS Commercial Mortgage Trust, Series C10, Class C
1,625,000	4.363%, 12/15/45 (B)	937,897

	Willis Engine Structured Trust IV, Series 2018-A, Class A
2,341,829	4.750%, 09/15/43 (A)	1,975,093

	Total Asset-Backed Securities (Cost $143,415,916)	136,203,800

Residential Mortgage-Backed Obligations — 21.0%

	Alternative Loan Trust, Series 2004-J3, Class 1A1
387,781	5.500%, 04/25/34	400,290

	Alternative Loan Trust, Series 2004-J10, Class 2CB1
1,186,061	6.000%, 09/25/34	1,242,883

	Alternative Loan Trust, Series 2004-28CB, Class 5A1
205,301	5.750%, 01/25/35	206,331

	Alternative Loan Trust, Series 2005-J1, Class 2A1
153,413	5.500%, 02/25/25	156,605

	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
642,630	5.500%, 10/25/33	645,762

	Banc of America Funding Trust, Series 2005-7, Class 3A1
810,913	5.750%, 11/25/35	876,007

	Banc of America Funding Trust, Series 2007-4, Class 5A1
160,791	5.500%, 11/25/34	160,569

	CHL Mortgage Pass-Through Trust, Series 2004-12, Class 8A1
265,989	3.149%, 08/25/34 (B)	262,195

	Citigroup Mortgage Loan Trust, Series 2005-3, Class 2A3
1,068,684	3.016%, 08/25/35 (B)	972,130

	Citigroup Mortgage Loan Trust, Series 2009-10, Class 6A2
226,654	2.709%, 09/25/34 (A) (B)	228,575

	Citigroup Mortgage Loan Trust, Series 2010-9, Class 2A2
890,832	2.520%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.400%, 11/25/35 (A)	856,061

The accompanying notes are an intergral part of the financial statements.

12  |

Portfolio of Investments — as of October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 21.0% (continued)

	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1
$993,295	4.000%, 01/25/68 (A) (B)	$997,788

	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1
3,198,173	4.125%, 03/25/59 (A)	3,194,436

	Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2
1,851,115	2.549%, VAR ICE LIBOR USD 1 Month+2.400%, 04/25/31 (A)(B)	1,840,846

	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11
285,998	5.500%, 08/25/34	296,966

	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-1, Class 3A5
1,859,178	6.160%, 12/25/33	1,928,365

	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-4, Class 7AR1
694,514	0.499%, VAR ICE LIBOR USD 1 Month+0.350%, 06/25/34 (B)	653,436

	FHLMC STACR REMIC Trust, Series 2020-DNA3, Class B1
1,000,000	5.249%, VAR ICE LIBOR USD 1 Month+5.100%, 06/25/50 (A)(B)	1,020,089

	FHLMC STACR REMIC Trust 2020-DNA4, Series 2020-DNA4, Class B1
1,500,000	6.149%, VAR ICE LIBOR USD 1 Month+6.000%, 08/25/50 (A)	1,545,047

	FHLMC Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2
721,888	1.949%, VAR ICE LIBOR USD 1 Month+1.800%, 07/25/30 (B)	705,061

	FNMA Connecticut Avenue Securities, Series 2017-C07, Class 1M2
1,683,556	2.549%, VAR ICE LIBOR USD 1 Month+2.400%, 05/25/30 (B)	1,658,297

	FNMA Connecticut Avenue Securities, Series 2017-C05, Class 1M2
2,235,384	2.349%, VAR ICE LIBOR USD 1 Month+2.200%, 01/25/30 (B)	2,207,436

	FNMA Connecticut Avenue Securities, Series 2018-C04, Class 2M2
1,207,539	2.699%, VAR ICE LIBOR USD 1 Month+2.550%, 12/25/30 (B)	1,184,088

	GS Mortgage Securities Trust, Series 2011-GC5, Class D
3,420,000	5.388%, 08/10/44 (A) (B)	2,779,374

	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1
48,939	3.750%, 07/25/35 (B) (C) (D)	47,723

	IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 4A
1,028,924	3.290%, 10/25/34 (B)	1,004,236

	IndyMac Index Mortgage Loan Trust, Series 2005-AR11, Class A3
1,399,146	3.228%, 08/25/35 (B)	1,242,466

	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1
3,510,750	0.569%, VAR ICE LIBOR USD 1 Month+0.420%, 02/25/46 (B)	2,802,518

	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1
1,691,609	6.000%, 09/25/34	1,789,510

The accompanying notes are an intergral part of the financial statements.

|  13

Portfolio of Investments — as of October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 21.0% (continued)

	Lehman Mortgage Trust, Series 2007-9, Class 1A1
$1,008,364	6.000%, 10/25/37	$1,085,852

	Lehman XS Trust, Series 2006-2N, Class 1A1
728,344	0.409%, VAR ICE LIBOR USD 1 Month+0.260%, 02/25/46	646,706

	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1
1,430,729	3.093%, 03/25/35 (B)	1,360,573

	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1
2,329,521	3.053%, 03/25/35 (B)	2,218,152

	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1
578,624	3.952%, 04/25/36 (B)	588,791

	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
436,856	5.250%, 11/25/33	450,379

	MASTR Alternative Loan Trust, Series 2004-2, Class 8A4
2,871,494	5.500%, 03/25/34	2,947,214

	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1
403,780	5.500%, 06/25/34	415,344

	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1
620,492	6.000%, 06/25/34	644,520

	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1
1,235,625	6.000%, 09/25/34	1,277,746

	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5
186,321	5.500%, 11/25/35	183,670

	RFMSI Series Trust, Series 2005-SA1, Class 1A1
2,261,317	4.539%, 03/25/35 (B)	1,489,528

	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1(B)
4,412,608	0.459%, VAR ICE LIBOR USD 1 Month+0.310%, 07/25/35 (B)	3,198,885

	Total Residential Mortgage-Backed Obligations (Cost $49,013,415)	49,412,450

Commercial Mortgage-Backed Obligations — 17.9%

	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1
875,000	3.648%, VAR ICE LIBOR USD 1 Month+3.500%, 11/15/31 (A)(B)	616,620

	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2
2,215,000	4.648%, VAR ICE LIBOR USD 1 Month+4.500%, 11/15/31 (A)(B)	1,403,909

	Citigroup Mortgage Loan Trust, Series 2019-RP1, Class M3
1,005,000	4.000%, 01/25/66 (A) (B)	1,029,095

	COMM Mortgage Trust, Series 2012-CCRE3, Class D
1,005,000	4.751%, 10/15/45 (A) (B)	708,198

The accompanying notes are an intergral part of the financial statements.

14  |

Portfolio of Investments — as of October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations — 17.9% (continued)

	Commercial Mortgage Trust, Series 2012-LC4, Class D
$1,605,000	5.535%, 12/10/44 (A) (B)	$1,093,005

	Commercial Mortgage Trust, Series 2012-CR2, Class E
1,000,000	4.831%, 08/15/45 (A) (B)	684,847

	Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2
1,368,626	2.249%, VAR ICE LIBOR USD 1 Month+2.100%, 10/25/39 (A)(B)	1,356,492

	Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2
1,190,000	2.199%, VAR ICE LIBOR USD 1 Month+2.050%, 01/25/40 (A)(B)	1,165,637

	Credit Suisse Commercial Mortgage Securities, Series 2019-SKLZ, Class D
455,000	3.748%, VAR ICE LIBOR USD 1 Month+3.600%, 01/15/34 (A)(B)	424,970

	Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AM
12,044	5.859%, 09/15/40 (B)	11,996

	CSMC OA, Series 2014-USA, Class C
895,000	4.336%, 09/15/37 (A)	766,251

	CSMC Trust, Series 2014-USA, Class E
5,475,000	4.373%, 09/15/37 (A)	3,909,450

	CSMC Trust, Series 2018-RPL7, Class A1
1,190,236	4.000%, 08/26/58 (A)	1,207,796

	HPLY Trust, Series 2019-HIT, Class C
1,163,355	1.748%, VAR ICE LIBOR USD 1 Month+1.600%, 11/15/36 (A)(B)	1,095,555

	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10
3,375,000	4.155%, 08/05/34 (A)	2,694,825

	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class D
592,000	6.016%, 06/15/43 (A) (B)	447,470

	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class D
3,000,000	5.424%, 08/15/46 (A) (B)	2,398,411

	Morgan Stanley Capital I Trust, Series 2011-C2, Class E
2,930,000	5.478%, 06/15/44 (A) (B)	1,703,088

	Morgan Stanley Capital I Trust, Series 2013-ALTM, Class E
2,500,000	3.705%, 02/05/35 (A) (B)	1,880,570

	Motel 6 Trust, Series 2017-M6MZ, Class M
4,765,905	7.075%, VAR ICE LIBOR USD 1 Month+6.927%, 08/15/24 (A)(B)	3,913,811

	RBS Commercial Funding Trust, Series 2013-SMV, Class F
2,000,000	3.584%, 03/11/31 (A) (B)	1,594,079

	Starwood Retail Property Trust, Series 2014-STAR, Class E
3,185,000	4.548%, VAR ICE LIBOR USD 1 Month+4.400%, 11/15/27 (A) (B) (C) (D)	1,074,937

The accompanying notes are an intergral part of the financial statements.

|  15

Portfolio of Investments — as of October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations — 17.9% (continued)

	Starwood Retail Property Trust, Series 2014-STAR, Class F
$3,785,000	3.842%, VAR ICE LIBOR USD 1 Month+3.694%, 11/15/27 (A) (B) (C) (D)	$564,499

	UBS Commercial Mortgage Trust, Series 2018-C14, Class C
1,885,000	5.270%, 12/15/51 (B)	1,894,061

	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E
866,000	4.888%, 05/10/63 (A) (B)	365,374

	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class C
2,902,000	5.024%, 06/15/49 (B)	2,463,511

	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D
3,395,343	5.673%, 03/15/44 (A) (B)	1,584,012

	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D
2,500,673	5.673%, 02/15/44 (A) (B)	2,484,506

	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class B
360,000	4.745%, 06/15/45 (B)	324,438

	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E
3,985,000	4.810%, 06/15/45 (A) (B)	1,465,185

	Total Commercial Mortgage-Backed Obligations (Cost $53,500,044)	42,326,598

Other Investment — 0.5%

	ECAF I BLOCKER LTD
900	0.000%, 03/15/40 (C) (D)	1,071,000

	Total Other Investment (Cost $9,000,000)	1,071,000

Municipal Bond — 0.4%

	Michigan State, Tobacco Settlement Financing Authority, RB, Series A
975,000	7.309%, 06/01/34	1,042,821

	Total Municipal Bond (Cost $868,602)	1,042,821

The accompanying notes are an intergral part of the financial statements.

16  |

Portfolio of Investments — as of October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Shares	Description	Value
Short-Term Investment — 2.8%

6,694,299	Dreyfus Treasury Prime Cash Management, Institutional Class , 0.010%(E)	$6,694,299

	Total Short-Term Investment (Cost $6,694,299)	6,694,299

	Total Investments — 100.4% (Cost $262,492,276)	236,750,968

	Other Assets and Liabilities, net — (0.4)%	(975,878)

	Net Assets — 100.0%	$235,775,090

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2020 was $184,662,938, representing 78.3% of Net Assets of the Portfolio.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)

Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2020, was $6,022,357 and represented 2.9% of net assets.

(E)	The rate shown is the 7-day effective yield as of October 31, 2020.

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

Ltd. — Limited

RB — Revenue Bond

USD — United States Dollar

VAR — Variable Rate

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2020, at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$132,939,602	$3,264,198	$136,203,800
Residential Mortgage-Backed Obligations	—	49,364,727	47,723	49,412,450
Commercial Mortgage-Backed Obligations	—	40,687,162	1,639,436	42,326,598
Other Investment	—	—	1,071,000	1,071,000
Municipal Bond	—	1,042,821	—	1,042,821
Short-Term Investment	6,694,299	—	—	6,694,299

Total Investments in Securities	$6,694,299	$224,034,312	$6,022,357	$236,750,968

The accompanying notes are an intergral part of the financial statements.

|  17

Portfolio of Investments — as of October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments In Asset-Backed Security	Investments In Residential Mortgage- Backed Obligation	Investments In Commercial Mortgage-Backed Obligation	Investments In Other Investment	Total
Balance as of November 1, 2020	$8,982,993	$1,259,434	$2,838,750	$7,776,000	$20,857,177
Accrued discounts/ premiums	27,230	2,373	17,330	—	46,933
Realized gain/(loss)	3,709	14,619	—	—	18,328
Change in unrealized appreciation/ (depreciation)	(3,334,817)	(14,537)	(2,291,582)	(6,705,000)	(12,345,936)
Purchases	1,217,557	—	—	—	1,217,557
Sales	(3,024,799)	(220,100)	—	—	(3,244,899)
Net transfer into Level 3	857,510	—	1,074,938	—	1,932,448
Net transfer out of Level 3	(1,465,185)	(994,066)	—	—	(2,459,251)

Ending Balance as of October 31, 2020	3,264,198	47,723	1,639,436	1,071,000	6,022,357

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(3,291,713)	$(2,825)	$(3,708,688)	$(6,705,000)	$(13,708,226)

For the year ended October 31, 2020, there were transfers between Level 2 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. Transfers between Level 2 and Level 3 are a result of a change, in the normal course of business, between the use of valuation methods used by third party pricing services (Level 2) and the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). All transfers, if any, are recognized by the Fund at the end of each period.

For the period ended October 31, 2020, there have been no significant changes to the Fund’s fair value methodologies.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an intergral part of the financial statements.

18  |

Statement of Assets and Liabilities

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

ASSETS

Investments at cost	$262,492,276

Investments at value	$236,750,968

Cash	5,436

Interest receivable	765,412

Reimbursement from Investment Adviser	26,301

Receivable for securities sold	26,091

Prepaid expenses	5,228

TOTAL ASSETS	237,579,436

LIABILITIES

Payable for securities purchased	1,695,996

Administration fees payable	23,940

Trustees’ fees payable	5,174

Chief Compliance Officer fees payable	2,155

Other accounts payable and accrued expenses	77,081

TOTAL LIABILITIES	1,804,346

NET ASSETS	$235,775,090

NET ASSETS CONSIST OF:

Paid-in capital	$255,265,271

Total distributable loss	(19,490,181)

NET ASSETS	$235,775,090

Institutional Class:

Net assets	$235,775,090

Outstanding shares of beneficial interest (unlimited authorization - no par value)	23,293,111

Net asset value, offering and redemption price per share	$10.12

The accompanying notes are an integral part of the financial statements.

|  19

Statement of Operations

For the year ended October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

INVESTMENT INCOME

Interest	$12,667,419

Dividends	1,495,903

Total Income	14,163,322

Expenses

Administration fees	314,765

Trustees’ fees	21,726

Chief Compliance Officer fees	6,976

Legal fees	78,827

Transfer agent fees	68,892

Pricing fees	68,385

Audit fees	52,835

Registration fees	29,222

Custodian fees	19,965

Shareholder reporting fees	8,421

Other expenses	13,486

Total expenses	683,500

Less:

Investment Advisory fees Waiver	(158,653)

Net Expenses	524,847

Net investment income	13,638,475

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

Net realized gain on investments	2,881,764

Net change in unrealized appreciation/(depreciation) on investments	(26,727,819)

Net realized and unrealized gain/(loss) on investments	(23,846,055)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,207,580)

The accompanying notes are an integral part of the financial statements.

20  |

Statements of Changes in Net Assets

Loomis Sayles Full Discretion Institutional Securitized Fund

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
FROM OPERATIONS:

Net investment income	$13,638,475	$18,431,697

Net realized gain on investments	2,881,764	2,464,326

Net change in unrealized appreciation/(depreciation) on investments	(26,727,819)	1,537,996

Net increase/(decrease) in net assets resulting from operations	(10,207,580)	22,434,019

DISTRIBUTIONS:	(14,585,643)	(17,845,955)

CAPITAL SHARE TRANSACTIONS:(1)

Issued	2,050,000	10,200,000

Reinvestment of distributions	14,585,644	17,845,955

Redeemed	(66,325,000)	(148,191,676)

Net decrease in net assets from capital share transactions	(49,689,356)	(120,145,721)

Net decrease in net assets	(74,482,579)	(115,557,657)

NET ASSETS:

Beginning of the year	310,257,669	425,815,326

End of the year	$235,775,090	$310,257,669

(1)	For share transactions, see Note 6 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

|  21

Financial Highlights

For a share outstanding throughout the years

Loomis Sayles Full Discretion Institutional Securitized Fund

	Net asset value,	Net	Net realized and	Total from	Dividends from	Distributions
	beginning of the	investment	unrealized gain/	investment	net investment	from net realized
	year	income (a)	(loss)	operations	income	capital gains
10/31/20	$11.03	$0.54	$(0.87)	$(0.33)	$(0.56)	$(0.02)
10/31/19	10.89	0.57	0.13	0.70	(0.56)	—
10/31/18	11.51	0.61	(0.15)	0.46	(0.83)	(0.23)
10/31/17	11.23	0.64	0.32	0.96	(0.55)	(0.13)
10/31/16	11.32	0.61	(0.03)	0.58	(0.58)	(0.09)

(a)	Per share net investment income has been calculated using the average shares outstanding during the year.
(b)

Returns shown do not reflect the deduction of taxes that a shareholder would pay on a Fund distributions or the redemption of Fund shares. Has certain expenses not been waived/reimbursed during the year, if applicable total returns would have been lower.

Amounts designated as “-” are $0 or have been rounded to $0.

22  |

					Ratio of	Ratio of net
		Net asset		Net assets, end	expenses to	investment income	Portfolio
	Total	value, end of	Total	of the year	average net	to average net assets	turnover rate
Return of capital	distributions	the year	return (%) (b)	(000’s)	assets (%)	(%)	(%)
$–	$(0.58)	$10.12	(3.00)	$235,775	0.20	5.20	32
–	(0.56)	11.03	6.62	310,258	0.20	5.23	19
(0.02)	(1.08)	10.89	4.29	425,815	0.18	5.55	53
–	(0.68)	11.51	8.88	452,928	0.17	5.65	32
–	(0.67)	11.23	5.43	486,083	0.17	5.50	36

The accompanying notes are an integral part of the financial statements.

|  23

Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

1.    Organization. The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 43 funds. The financial statements herein are those of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”). The Fund is non-diversified and its investment objective is to provide current income and the potential for total return. The Fund commenced operations on December 15, 2011. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.    Significant Accounting Policies. The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

a.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

b.  Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NAS-DAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2020. The following disclosures also include information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Asset Categories	Fair Value at 10/31/2020	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)/ Weighted Average Value (If applicable)
Asset-Backed Securities	$—	Cash Flow Pricing/Liquidity Waterfall	N/A	N/A
			Constant Default Rate/	100%/
Commercial Mortgage-Backed Securities	$1,639,436	Cash Flow Pricing	Loss Severity/ Lag Time/ Loss Adjusted Spread	3.20% - 10.60%/ 21 Months/ 2,574 bps – 2,985 bps
Residential Mortgage-Backed Securities	$47,723	Adjusted Vendor Pricing	Discount Rate	3%
Other Investment	$1,071,000	Comparable Bond/Cash Flow Pricing/Liquidity Waterfall	Discount Rate	38.78%

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

Level 3 securities with a total value of $3,264,198 have been valued using third party pricing information without adjustment and are excluded from the table above.

c.  Federal and Foreign Income Taxes. It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

d.  Security Transactions and Investment Income. Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

e.  Expenses. Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

f.  Dividends and Distributions to Shareholders. The Fund declares its dividends monthly and distributes its net investment income, if any, at least monthly and makes distributions

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

g.  Illiquid Securities. A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

3.  Transactions with Affiliates. Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.    Administration, Distribution, Transfer Agent and Custodian Agreements. The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For year ended October 31, 2020, the Fund paid $314,765 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

DST Asset Manager Solutions, Inc. (“DST”) serves as transfer agent for the Fund under the transfer agency agreement with the Trust.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.    Investment Advisory Agreement. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser (the “Adviser”) to the Fund. Under the terms of the management agreement, the Fund does not pay a management fee. Shares of the Fund are only available to institutional advisory clients of the Adviser. The institutional advisory clients of

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

the Adviser pay the Adviser or its affiliates a fee for their investment advisory services outside of the Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.20% of the Fund’s Institutional Class Shares’ average daily net assets. This Agreement may only be terminated by the Board. Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2020.

6.    Capital Shares.

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
SHARE TRANSACTIONS:
Issued	201,772	934,016
Reinvestment of distributions	1,416,731	1,628,675
Redeemed	(6,464,476)	(13,542,276)

Net share transactions	(4,845,973)	(10,979,585)

7.    Investment Transactions. The cost of security purchases and proceeds from security sales, other than short-term securities, for the six-months ended October 31, 2020, were as follows:

	U.S. Government	Other
Purchases	$4,114,356	$72,043,503
Sales	$2,009,473	$114,615,191

8.    Federal Tax Information. The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

During the year ended October 31, 2020, no capital loss carryforwards were utilized to offset capital gains.

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

The permanent differences primarily consist of amortization adjustment on premium bond sold, gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, and distribution reclassification. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2020 is primarily related to collateralized loan obligation basis adjustments:

Distributable Earnings	Paid-in- Capital
$ (606,461)	606,461

The tax character of dividends and distributions for the Fund declared during the year ended October 31, 2020 and the year ended October 31, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2020	$ 14,163,253	$ 422,390	$ –	$ 14,585,643
2019	15,818,431	2,027,524	–	17,845,955

As of October 31, 2020, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,054,218
Undistributed Long-Term Capital Gain	1,052,484
Net Unrealized Depreciation	(20,685,004)
Other Temporary Differences	(911,879)

Total Accumulated Losses	$(19,490,181)

Other temporary differences primarily consist of book/tax differences on both collateralized loan obligations and amortization on premium bonds.

For Federal income tax purposes, the cost of securities owned at October 31, 2020, and the net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, which are temporary adjustments for Federal income tax purposes in the current year. The Funds had no capital loss carryforwards at October 31, 2020.

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at October 31, 2020, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$257,435,972	$6,997,286	$(27,682,290)	$(20,685,004)

9.    Risks.

Economic Risks of Global Health Events. Global health events and pandemics, such as COVID-19, have the ability to affect quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Interest Rate Risk. As with most funds that invest in fixed-income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed-income securities (especially those with longer maturities and durations) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

A related risk is basis risk, which is the risk that a change in prevailing interest rates will change the price of a company’s interest-bearing liabilities disproportionately to the price of interest-bearing assets. This would have the effect of increasing liabilities and decreasing assets, resulting in a loss.

Credit Risk. The credit rating or financial condition of an issuer may affect the value of a fixed-income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the securi-

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

ty may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Concentration Risk. Due to the Fund’s concentration in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries, events that affect an industry or industries within this group will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. While the Fund will invest more than 25% of its assets in, collectively, the asset-backed, commercial mortgage-backed and residential mortgage-backed securities industries, it is expected that the Fund’s investments in any one or more of these industries may, from time to time, be significantly greater than 25%.

Inflation/Deflation Risk. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

High Yield Bond Risk. High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Some may even be in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately.

Generally, the lower rated the security, as determined by rating agencies, the more vulnerable the security is to nonpayment. Securities rated below “B” are often dependent upon favorable financial and business conditions to meet their financial obligations, or may lack the capacity to make payments regardless of financial and business conditions. Default becomes more likely over the long or short term the lower rated the security.

Mortgage-Backed and Asset-Backed Securities Risk. The Fund may invest in both residential and commercial mortgage-backed securities. A mortgage-backed security represents an interest in a pool of assets such as mortgage loans and matures when all the mortgages in the pool mature or are prepaid. While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Because the timing and speed of principal payments may vary, the cash flow on mortgage-backed securities is irregular. The value of mortgage-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. Rising interest rates tend to extend the maturities of mortgage-backed securities, causing the securities to exhibit additional volatility and their value to decrease more significantly. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. While residential mortgagors in the United States have the option to pay more principal than required at each payment interval, commercial mortgages are often set for a fixed term and therefore experience a lower degree of prepayment risk.

The Fund may invest in residential mortgage-backed securities that represent interests in pools of adjustable rate mortgages (“ARMs”), including payment option ARMs. Payment option ARMs give the borrower the option to pay less than the interest only amount, resulting in an increase in the principal balance of a loan as interest owed is added to the principal (known as “negative amortization payments”). While such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument and make the instrument more affordable to the borrower in the short term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

The Fund may invest a substantial amount of its assets in privately issued mortgage-backed securities that are not issued, guaranteed, or backed by the U.S. government or its agencies

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

An asset-backed security is a security backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, including extension and prepayment risks, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Other asset-backed securities, such as credit card receivables, may not have the benefit of an underlying physical asset or security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of the collateral may also be insufficient to cover the principal amount.

During periods of declining asset value, difficult or frozen credit markets, interest rate changes, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, the value of these securities may fluctuate in response to the market’s perception of the credit worthiness of the issuers. Mortgage-backed and asset-backed securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or will default on payments. Such a risk is generally higher in the case of mortgage-backed securities that include so-called ‘sub-prime’ or “Alt-A” loans, which are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. There is also a risk that the value of the underlying asset (e.g., a home) securing an obligation may not be sufficient to cover the amount of the obligation. Residential mortgage-backed securities in which the Fund may invest may have a loan to value ratio which exceeds 100%, meaning that the mortgage amount is greater than the appraised value of the underlying property. Certain commercial mortgage-backed securities may be backed by pools of mortgages of properties that have special purposes, which may be difficult to sell or liquidate.

Credit Crisis Liquidity Risk. Certain types of credit instruments, such as investments in high-yield bonds, debt issued in leveraged buyout transactions (acquisition of a company using a substantial amount of debt and loans), mortgage- and asset-backed securities, and

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

short-term asset-backed commercial paper, became very illiquid in the latter half of 2007. General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions, and the above factors, may make valuation uncertain and/or result in sudden and significant valuation declines.

Collateralized Loan Obligations (“CLOs”) Risk. CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO, respectively, in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described above. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

Structured Notes Risk. Structured notes are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies that obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or may vary from the stated rate because of changes in these factors. Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which is separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risk such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments. In addition, structured notes may charge fees and administrative expenses.

A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as pay-

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

ment of principal upon maturity, the value of which is tied to the underlying reference asset. Like structured notes generally, investments in credit-linked notes are subject to the risk of loss of the principal investment and/or periodic interest payments expected to be received from an investment in a credit-linked note in the event that one or more of the underlying obligations of a note default or otherwise become non-performing. To the extent the Fund invests in a credit-linked note that represents an interest in a single issuer or limited number of issuers, a credit event with respect to that issuer or limited number of issuers presents a greater risk of loss to the Fund than if the credit-linked note represented an interest in underlying obligations of multiple issuers.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, the Government National Mortgage Association (“Ginnie Mae”) pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Agency Securities Risk. Certain obligations issued by U.S. government-sponsored agencies are backed solely by that agency’s own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

Foreign Security Risk. Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies

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Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax more frequently on capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

Non-Diversification Risk. Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund, which may cause the value of its shares to be more sensitive to changes in the market value of a single issuer than a diversified mutual fund.

State-Specific Risk. While the Fund does not expect to invest in single state pools of mortgages, underlying properties of mortgages of certain states may represent a significant percentage of the underlying mortgages in which the Fund invests as a whole. When the Fund invests in this manner, it is subject to the risk that the economy of the states in which it invests, and the value of properties within the states, may decline. Investing significantly in securities whose values are economically tied to a single state means that the Fund is more exposed to negative political or economic events affecting that state than a fund that invests more widely. Certain states have experienced significant declines in property values in recent years.

It is anticipated that the Fund will invest more than 25% of its assets in mortgage-backed securities with underlying properties in California. Investing in such a manner subjects the Fund to economic conditions and government policies within California. As a result, the Fund may be more susceptible to factors that adversely affect the California property, housing and mortgage markets than a mutual fund that does not have as great a concentration in California.

| 37

Notes to Financial Statements

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

The foregoing is not intended to be a complete discussion of all risks as associated with the investment strategies of the Funds. Please refer to the current prospectus for a discussion of the risks associated with investing in the Funds.

10.    Other. At October 31, 2020, 40% of Institutional Class total shares outstanding were held by two shareholders of record owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general in-demnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.    New Accounting Pronouncement. In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

12.    Subsequent Events. The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

38 |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Loomis Sayles Full Discretion Institutional Securitized Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Loomis Sayles Full Discretion Institutional Securitized Fund (one of the Funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with

| 39

Report of Independent Registered Public Accounting Firm

the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 28, 2020

We have served as the auditor of one or more investment companies in Loomis, Sayles & Company, L.P. since 2011.

40  |

This page intentionally left blank.

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and

	Position with Trust	Principal
Name and Year of	and Length of Time	Occupations
Birth	Served[1]	in the Past Five Years
INTERESTED TRUSTEES [3],[4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.
INDEPENDENT TRUSTEES [4]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

42  |

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-343-2029. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

| 43

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

	Position with Trust	Principal
Name and	and Length of	Occupations
Year of Birth	Time Served[1]	in the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce R. Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

44  |

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

None.

|  45

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Position
	with Trust	Principal
Name and Year of	and Length of	Occupations
Birth	Time Served	in the Past Five Years

OFFICERS (continued)

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

46  |

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

| 47

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Position
	with Trust	Principal
Name and Year of	and Length of	Occupation
Birth	Time Served	in the Past Five Years

OFFICERS (continued)

Matthew M. Maher (Born: 1975)	Vice President (Since 2018) Secretary (Since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

48 |

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

| 49

Disclosure of Fund Expenses (Unaudited)

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 to October 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

50 |

Disclosure of Fund Expenses (Unaudited)

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund (concluded)

		Ending
	Beginning	Account
Institutional Class	Account Value 5/1/2020	Value 10/31/2020	Expenses Paid During Period*
Actual	$1,000.00	$1,090.60	$1.05
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02

* Expenses are equal to the Fund’s annualized expense ratio, 0.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

| 51

Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 19, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that (i) the report covered the period from June 1, 2019 through December 31, 2019 and thus did not cover the recent period of market volatility, and (ii) the Board held a call with the Trust’s officers on March 25, 2020 where the officers discussed the operations and effectiveness of the Program during the then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk since the Program was implemented on June 1, 2019. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that material changes had been made to the Program since its implementation relating to processes for overriding the liquidity classifications provided by classification vendors, and processes for overseeing compliance with the Fund’s highly liquid investment minimum and the limitation on the Fund’s investments in illiquid securities. The Program Administrator’s report also noted that the Program Administrator had determined that the Fund’s highly liquid investment minimum of 10% of the Fund’s net assets remains appropriate.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

52 |

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 20, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “May Meeting”). The May Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020 and March 25, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the May Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the May Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the May Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the May Meeting

| 53

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the May Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds

54 |

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. In this regard, the Trustees noted that there was no advisory fee charged to the Fund. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered the “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Fund, including the receipt of investment advisory fees by the Adviser or its affiliates from their institutional advisory clients that invest in the Fund. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. In this regard, the Trustees noted that no advisory fees are charged to the Fund. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable

| 55

Approval of Investment Advisory Agreement (Unaudited)

October 31, 2020

Loomis Sayles Full Discretion Institutional Securitized Fund

on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

56 |

Notice to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2020, the Fund is designating the following items with regard to distributions paid during the period:

Dividends
Qualifying
for Corporate
Long Term	Ordinary			Dividend	Qualifying	U.S.		Qualified Short-
Capital Gain	Income	Return of	Total	Receivable	Dividend	Government	Interest Related	Term Capital
Distribution	Distributions	Capital	Distributions	Deduction(1)	Income(2)	Interest (3)	Dividends(4)	Gain(5)

2.80%	97.20%	0.00%	100.00%	0.00%	0.00%	0.16%	81.03%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

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LOOMIS SAYLES FULL DISCRETION

INSTITUTIONAL SECURITIZED FUND

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219009

Kansas City, MO 64121-9009

Adviser:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

Distributor:

SEI Investments Distribution Co.

One Freedom Valley

Drive Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$10,000	None	$88,304	$6,000	None	$57,000
(d)	All Other Fees	None	None	$376,378	None	None	$97,500

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020				2019
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$766,250		None	None	$608,176		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$970	(4)	None	None	$11,559	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$69,500	None	None	$68,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(5)	$24,150	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$95,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio or affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(5)	Review and signing of federal and state income tax returns.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $464,682 and $160,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $970 and $11,559 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $24,150 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2021

*	Print the name and title of each signing officer under his or her signature.